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                                                                   EXHIBIT 10.27

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                                           Amended Schedule of Meditrust Facility Leases
                          Which are Substantially Similar to the Facility Lease Attached as Exhibit 10.26




                                                                                             ORIGINAL
                                                                             LEASING        MEDITRUST                   NO. OF UNITS
 FACILITY NAME                            LOCATION                    COMMITMENT FEE       INVESTMENT      BASE RENT    IN FACILITY
------------------------------------------------------------------------------------------------------------------------------------

Alterra Clare Bridge of Charleston        Charleston, South Carolina   $   15,381.00    $  4,075,366.00   $  372,488.00      38

Alterra Clare Bridge of Charlotte         Charlotte, North Carolina        19,516.00       5,170,973.00      472,627.00      52

Alterra Clare Bridge of Columbia          Columbia, South Carolina         14,321.00       3,794,584.00      346,825.00      38

Alterra Clare Bridge of Greensboro        Greensboro, North Carolina       14,559.00       3,857,509.00      352,576.00      38

Alterra Clare Bridge of Jacksonville      Jacksonville, Florida            14,070.00       3,728,171.00      340,755.00      38

Alterra Sterling House of Eau Claire      Eau Claire, Wisconsin             4,847.00       1,284,173.00      117,373.00      20

Alterra Sterling House of Faribault       Faribault, Minnesota              4,474.00       1,185,390.00      108,345.00      20

Alterra Sterling House of Manitowoc       Manitowoc, Wisconsin              4,101.00       1,086,608.00       99,316.00      20

Alterra Sterling House of Mankato         Mankato, Minnesota                4,847.00       1,284,173.00      117,373.00      20

Alterra Sterling House of Medford         Medford, Wisconsin                4,545.00         930,802.00       85,075.00      19

Alterra Sterling House of Middleton       Middleton, Wisconsin              5,592.00       1,481,738.00      135,431.00      20

Alterra Sterling House of Neenah          Neenah, Wisconsin                 5,219.00       1,382,955.00      126,402.00      20

Alterra Sterling House of Oshkosh         Oshkosh, Wisconsin                4,101.00       1,086,608.00       99,316.00      20

Alterra Sterling House of Plover          Plover, Wisconsin                10,909.00       2,233,924.00      204,181.00      18

Alterra Sterling House of Sauk Rapids     Sauk Rapids, Minnesota            3,728.00         987,825.00       90,287.00      20

Alterra Sterling House of Sun Prairie     Sun Prairie, Wisconsin            4,474.00       1,185,390.00      108,345.00      20

Alterra Sterling House of The Oaks        Wisconsin Rapids, Wisconsin       6,364.00       1,303,123.00      119,105.00      19

Alterra Sterling House of Wausau          Wausau, Wisconsin                 8,182.00       1,675,443.00      153,135.00      40

Alterra Sterling House of Willmar         Willmar, Minnesota                4,474.00       1,185,390.00      108,345.00      20

Alterra Sterling House of Winona          Winona, Minnesota                 4,847.00       1,284,173.00      117,373.00      20

Alterra Wynwood of Charlotte              Charlotte, North Carolina        26,492.00       7,019,381.00      641,571.00      72

Alterra Wynwood of Greensboro             Greensboro, North Carolina       26,031.00       6,897,281.00      639,411.00      72

Alterra Wynwood of Meridian               Haslett, Michigan                26,248.00       6,954,771.00      635,666.00      60
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                                                                  EXHIBIT 10.27

                 Amended Schedule of Meditrust Facility Leases
Which are Substantially Similar to the Facility Lease Attached as Exhibit 10.26


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
Alterra Sterling House of Menomonie            Menomonie, Wisconsin             NONE          969,000.00      93,993.00      19

Alterra Sterling House of New Richmond         New Richmond, Wisconsin          NONE          750,000.00      72,750.00      15

Alterra Sterling House of Plymouth             Plymouth, Wisconsin              NONE          760,000.00      73,720.00      15

Alterra Sterling House of Wisconsin Rapids     Wisconsin Rapids, Wisconsin    4,590.00      1,020,000.00      98,940.00      19
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